Exhibit 10.9

SUPPLEMENTAL AGREEMENT NO. 5

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GOL FINANCE LLP

Relating to Boeing Model 737-8EH Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 25th day of July 2005, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GOL FINANCE LLP, a company organized under the laws of the United Kingdom (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

WHEREAS, Boeing and Buyer now wish to amend certain terms and conditions associated with the Agreement, and

WHEREAS, Boeing and Buyer have agreed to the revision of certain terms and conditions relating to the pricing and business issues concerning Buyer’s purchase of thirty (30) previously contracted Model 737-8EH aircraft and Buyer’s exercise of thirty (30) purchase rights to become additional firmly contracted Model 737-8EH aircraft, and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 5 (SA-5) into the Purchase Agreement.

2. Tables.

2.1 Remove and replace, in their entirety, Table 1 through Table 5, Aircraft Delivery, Description, Price, and Advance Payments, with a new Table 1 (attached hereto) in order to consolidate all of the previously contracted thirty (30) aircraft into a single table (the Block 1 aircraft) that is revised to utilize a July 2004 pricing baseline and a Consumer Price Index (CPI) based escalation formula.

2.2 Add the new Table 2. Aircraft Delivery, Description, Price, and Advance Payments, (attached hereto) in order to add an additional thirty (30) firmly contacted aircraft to the Agreement (the Block 2 aircraft) that utilize a July 2004 pricing baseline and a CPI based escalation formula.

3. Exhibits.

3.1 Remove and replace, in its entirety, Exhibit A, Aircraft Configuration, with a new Exhibit A (attached hereto) in order to make the revision to a July 2004 pricing baseline.

3.2 Remove and replace, in its entirety, Supplemental Exhibit AE1, Escalation Adjustment Airframe and Optional Features, with a new Supplemental Exhibit AE1 (attached hereto) that utilizes a CPI based escalation formula.

3.3 Remove and replace, in its entirety, Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE1 (attached hereto) in order to incorporate the addition of thirty (30) firmly contracted aircraft.

4. Letter Agreements.

4.1 Remove and replace page 1, page 2, and Attachment A to Letter Agreement No. 6-1162-DME-0706, Purchase Right Aircraft, with a new page 1, page 2, and Attachment A (attached hereto) to now reflect the exercise of thirty (30) purchase rights to become firmly contracted aircraft and the addition of thirty eight (38) unexercised purchase rights creating a total of forty one (41) unexercised purchase rights (The Purchase Right aircraft) under this SA-5.

4.2 Remove and replace page 2 to Letter Agreement No. 6-1162-DME-0707, Advance Payment Matters, with a new page 2 (attached hereto) to reflect the revision of the interest rate applicable to the deferred advance payments.

4.3 The Letter Agreement No. 6-1162-DME-0712, Special Matters, is cancelled, removed from the Agreement, and replaced with a new Letter Agreement No. 6-1162-DME-0824, Special Matters, (attached hereto) which now reflects Buyer and Boeing’s revised agreement concerning certain business and commercial terms and conditions pertaining to the Agreement.

2

4.4 Add the new Letter Agreement No. 6-1162-DME-0825, Market Risk – Escalation, (attached hereto) in order to incorporate Buyer and Boeing’s agreement concerning future escalation of the aircraft, engines, optional features, and any other business considerations that are subject to escalation.

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By

Its

GOL FINANCE LLP

By

Its

Witnesses:

3

TABLE OF CONTENTS

SA NUMBER
ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-5
2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-5

EXHIBIT

A.	Aircraft Configuration	SA-5

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5

BFE1.	BFE Variables	SA-5

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

4

SA NUMBER

LETTER AGREEMENTS

2910-01	Customer Software

2910-02	Spares – Flight Crew Training Spare Parts Support

2910-03	Spares – Initial Provisioning

6-1162-DME-0706	Purchase Right Aircraft	SA-5

6-1162-DME-0707	Advance Payment Matters	SA-5

6-1162-DME-0708	Technical Matters

6-1162-DME-0710	Performance Guarantees

6-1162-DME-0711	Promotional Support

6-1162-DME-0712	Special Matters	SA-5

6-1162-DME-0713	Tailored Weight Program

6-1162-DME-0714	Demonstration Flight Waiver

6-1162-DME-0824	Special Matters	SA-5

6-1162-DME-0825	Market Risk - Escalation	SA-5

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	__	July	2005

5

Supplemental Agreement No. SA-5

Table 1 to Purchase Agreement No. 2910

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	155.500	Detail Specification:	D019A001-G (4/30/2004)

Engine Model:	CFM56-7B27/B l		Airframe Price Base Year/Escalation Formula:	jul/04	ECI-MFG/CPI

			Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Price:		$58.854.000
Optional Features:		$613.400

Sub-Total of Airframe and Features:		$59.467.400	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	166,1
Aircraft Basic Price (Excluding BFE/SPE):		$59.467.400	Base Year Index (CPI):	184,1

Buyer Furnished Equipment (BFE) Estimate:		$1.294.000
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		$90.000

	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date				At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
jun-2006	1	1,0734	$63.832.000	$548.320	$2.553.280	$3.191.600	$19.149.600
jul-2006	1	1,076	$63.987.000	$549.870	$2.559.480	$3.199.350	$19.196.100
ago-2006	1	1,0784	$64.130.000	$551.300	$2.565.200	$3.206.500	$19.239.000
set-2006	1	1,0807	$64.266.000	$552.660	$2.570.640	$3.213.300	$19.279.800
out-2006	1	1,083	$64.403.000	$554.030	$2.576.120	$3.220.150	$19.320.900
nov-2006	1	1,085	$64.522.000	$555.220	$2.580.880	$3.226.100	$19.356.600
mar-2007	1	1,0965	$65.206.000	$562.060	$2.608.240	$3.260.300	$19.561.800
abr-2007	1	1,0992	$65.367.000	$563.670	$2.614.680	$3.268.350	$19.610.100
jul-2007	2	1,1076	$65.866.000	$568.660	$2.634.640	$3.293.300	$19.759.800
ago-2007	1	1,1101	$66.015.000	$570.150	$2.640.600	$3.300.750	$19.804.500

Boeing Proprietary	Page 1

Supplemental Agreement No. SA-5

Table 1 to Purchase Agreement No. 2910

Aircraft Delivery, Description, Price and Advance Payments

	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date				At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
set 2007	1	1,1126	$66.163.000	$571.630	$2.646.520	$3.308.150	$19.848.900
out-2007	3	1,1154	$66.330.000	$573.300	$2.653.200	$3.316.500	$19.899.000
nov-2007	2	1,1176	$66.461.000	$574.610	$2.658.440	$3.323.050	$19.938.300
dez-2007	2	1,1205	$66.633.000	$576.330	$2.665.320	$3.331.650	$19.989.900
jan-2008	2	1,1237	$66.824.000	$578.240	$2.672.960	$3.341.200	$20.047.200
abr-2008	2	1,132	$67.317.000	$583.170	$2.692.680	$3.365.850	$20.195.100
ago-2008	2	1,1427	$67.953.000	$589.530	$2.718.120	$3.397.650	$20.385.900
set-2008	1	1,1454	$68.114.000	$591.140	$2.724.560	$3.405.700	$20.434.200
fev-2009	2	1,1596	$68.958.000	$599.580	$2.758.320	$3.447.900	$20.687.400
mar 2009	1	1,1626	$69.137.000	$601.370	$2,765.480	$3.456.850	$20.741.100
set-2009	1	1,1792	$70.124.000	$611.240	$2.804.960	$3.506.200	$21.037.200
Total:	30

Boeing Proprietary	Page 2

Supplemental Agreement No. SA-5

Table 2 to Purchase Agreement No. 2910

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	155.500	Detail Specification:	D019A001-G (4/30/2004)

Engine Model:	CFM56-7B27/B l		Airframe Price Base Year/Escalation Formula:	jul/04	ECI-W Afm

			Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Price:		$58.854.000
Optional Features:		$613.400

Sub-Total of Airframe and Features:		$59.467.400	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):		167,2
Aircraft Basic Price (Excluding BFE/SPE):		$59.467.400	Base Year Index (ICI):		139,1

Buyer Furnished Equipment (BFE) Estimate:		$1.294.000
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		$90.000

	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date				At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
jul-2008	1	1,1398	$67.781.000	$587.810	$2.711.240	$3.389.050	$20.334.300
nov-2008	1	1,1581	$68.869.000	$598.690	$2.754.760	$3.443.450	$20.660.700
abr-2009	1	1,1755	$69.904.000	$609.040	$2.796.160	$3.495.200	$20.971.200
mai-2009	1	1,1796	$70.148.000	$611.480	$2.805.920	$3.507.400	$21.044.400
jul-2009	1	1,1738	$69.803.000	$608.030	$2.792.120	$3.490.150	$20.940.900
ago-2009	1	1,1888	$70.695.000	$616.950	$2.827.800	$3.534.750	$21.208.500
out-2009	1	1,1946	$71.040.000	$620.400	$2.841.600	$3.552.000	$21.312.000
dez-2009	1	1,2008	$71.408.000	$624.080	$2.856.320	$3.570.400	$21.422.400
mai-2010	1	1,2205	$72.580.000	$635.800	$2.903.200	$3.629.000	$21.774.000
jun-2010	1	1,2235	$72 758.000	$637.580	$2.910.320	$3.637.900	$21.827.400
jul-2010	1	1,2265	$72.937.000	$639.370	$2.917.480	$3.646.850	$21.881.100
ago-2010	1	1,2297	$73.127.000	$641.270	$2.925.080	$3.656.350	$21.938.100

Boeing Proprietary	Page 1

Supplemental Agreement No. SA-5

Table 2 to Purchase Agreement No. 2910

Aircraft Delivery, Description, Price and Advance Payments

	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date				At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
set-2010	1	1,2327	$73.305.000	$643.050	$2.932.200	$3.665.250	$21.991.500
out-2010	1	1,2356	$73.478.000	$644.780	$2.939.120	$3.673.900	$22.043.400
nov-2010	1	1,2388	$73.668.000	$646.680	$2.946.720	$3.683.400	$22.100.400
dez-2010	1	1,2424	$73.882.000	$648.820	$2.955.280	$3.694.100	$22.164.600
fev-2011	1	1,2497	$74.316.000	$653.160	$2.972.640	$3.715.800	$22.294.800
abr-2011	1	1,2585	$74.840.000	$658.400	$2.993.600	$3.742.000	$22.452.000
mai-2011	1	1,2625	$75.078.000	$660.780	$3.003.120	$3.753.900	$22.523.400
jun-2011	1	1,2658	$75.274.000	$662.740	$3.010.960	$3.763.700	$22.582.200
ago-2011	1	1,2722	$75.654.000	$666.540	$3.026.160	$3.782.700	$22.696.200
out-2011	1	1,2786	$76.035.000	$670.350	$3.041.400	$3.801.750	$22.810.500
nov-2011	1	1,2818	$76.225.000	$672.250	$3.049.000	$3.811.250	$22.867.500
abr-2012	1	1 3017	$77.409.000	$684.090	$3.096.360	$3.810.450	$23.222.700
mai-2012	1	1,3063	$77.682.000	$686.820	$3.107.280	$3.884.100	$23.304.600
jun-2012	1	1,3096	$77.879.000	$688.790	$3.115.160	$3.893.950	$23.363.700
jul-2012	1	1,3129	$78.075.000	$690.750	$3.123.000	$3.903.750	$23.422.500
ago-2012	1	1,3162	$78.271.000	$692.710	$3.130.840	$3.913.550	$23.481.300
set-2012	1	1,3194	$78.461.000	$644.610	$3.138.440	$3.923.050	$23.538.300
out-2012	1	1,3223	$78.634.000	$696.340	$3.145.360	$3.931.700	$23.590.200
Total:	30

Boeing Proprietary	Page 2

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

GOL FINANCE LLP

Exhibit A to Purchase Agreement Number 2910

A

Exhibit A to

Purchase Agreement No. 2910

AIRCRAFT CONFIGURATION

Dated: 17 May 2004

relating to

BOEING MODEL 737-8EH AIRCRAFT

The Detail Specification is D019A001GOT38P-1, dated      TBD              2005, approximately 90 days after completion of Exhibit A and signature to Supplemental Agreement No. 5 (SA-5) to Definitive Purchase Agreement No. 2910. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001, dated 29 August 2003 as amended to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019ACR1GOT38P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

A

BOEING PROPRIETARY	22/7/2005-17:21

CR	Exhibit A Supplemental Agreement No. SA-5 Purchase Agreement No. 2910	2004 $ Price Per A/C
0110-000029	MINOR MODEL 737-800 PASSENGER AIRPLANE		IB
0110-000030	MAJOR MODEL 737 AIRPLANE		IB
0170A213B33	FLIGHT DECK - 2 OBSERVERS		$30.900
0170A244C58	SERVICING FEATURES	-$	3.000
0170A425A75	AVIONICS - SINGLE FMC WITH MULTI-CONTROL DISPLAY UNIT		$55.900
0170A541A17	AIRFRAME - 737:800		IB
0170A541A20	CERTIFICATION - FAA		IB
0170A935A26	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF		$149.000
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	-$	3.000
0170B873A78	FORWARD COMPLEX - MINIMUM GALLEY CAPACITY		$241.900
0170B873A82	AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS		$380.700
0170C204A96	CARGO LINERS- HEAVY DUTY - FORWARD		$3.000
0170C204A99	CARGO LINERS- HEAVY DUTY- AFT	-$	3.000
0220C028D98	TYPE CERTIFICATION & EXPORT CERTIFICATE OF AIRWORTHINESS FOR AIRPLANE DELIVERY - REQUIREMENT - 737-800 - GOT		NC
0222C472A10	SHORT FIELD PERFORMANCE ENHANCEMENT WITH TWO POSITION TAIL SKID		$261.300
0224-000036	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)		$6.200
0228A229A17	BRAZILIAN CTA SUPPLEMENT’ TO THE FAA APPROVED AIRPLANE FLIGHT MANUAL		NC
0252A541A03	METRIC UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS		NC
0315B393A35	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-800		NC
03600028D96	MISCELLANEOUS WEIGHT COLLECTOR - GOT 737-800		NC
1110B637K75	EXTERIOR COLOR SCHEME AND MARKINGS - GOT - 737-800		NC
1130A079K40	LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS - KILOGRAMS PER SQUARE METER - BILINGUAL (PORTUGUESE/ENGLISH)		NC
1130B637K93	INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS (PORTUGUESE/ENGLISH		NC
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE		NC
2130-000012	350 FPM CABIN PRESSURE DESCENT RATE		NC
2160-000024	CABIN TEMPERATURE INDICATION - DEGREES CELSIUS		NC
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS		NC
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE		NC
2210-000121	AUTOFLIGHT - ACTIVATION OF CONTROL WHEEL STEERING REVERSION IN APPROACH MODE		NC
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL		NC
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING		NC
2210-000130	AUTOFLIGHT - AIRSPEED DEVIATION WARNING		NC
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET		NC
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE		NC
2310B401A33	COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TUNING PANELS CAPABLE OF TWO HF SYSTEMS AND THREE VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE		NC
2311A589A24	HF COMMUNICATIONS - EQUIPMENT INSTALLMENT OF SINGLE ROCKWELL HF TRANSCEIVER - P/N 822-033-001 - AND DIGITAL HF COUPLER - P/N 822-0987-033 - BFE/SPE		NC
2312-000787	VHF COMMUNICATIONS - DUAL ROCKWELL ARINC 716/750 VHF-900B FM-IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING - P/N 822-1047-003 - BFE/SPE		NC
2321-000047	SELCAL - GABLES CONTROL PANEL - P/N G7165-01		NC
2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA 138-714C - BFE/SPE		NC
2324A218A52	EMERGENCY LOCATOR TRANSMITTER (ELT) - ARTEX 3-FREQUENCY AUTOMATIC - FIXED, P/N 453-5004 - BFE/SPE		$21.700
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - NC BFE/SPE		NC
2331B754B17	PASSENGER ADDRESS (PA) SYSTEM - PA-IN-USE INDICATOR IN THE FLIGHT DECK - BFE/SPE		$4.500

BOEING PROPRIETARY	Page 1

BOEING PROPRIETARY	22/7/2005-17:21

CR	Exhibit A Supplemental Agreement No. SA-5 Purchase Agreement No. 2910	2004 $ Price Per A/C
2331B754B21	PRAM/BMM SYSTEM - MATSUSHITA - 80MB - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE	NC
2350C174A16	AUDIO CONTROL PANEL INSTALLATION - 3VHF/2HF - AVTEC CORPORATION	NC
2351-000034	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	NC
2351-000036	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	NC
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	NC
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	NC
2351A213B80	HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400 - 200 - BFE/SPE	NC
2351A213B81	HEADPHONE - SECOND OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	NC
2371-000009	NO MONITOR JACK IN THE WHEEL WELL	NC
2371-000053	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL- 2 HOUR RECORDING TIME - P/N 980-6022-00 & P/N 980-6116-001 - BFE/SPE	NC
2433-000008	STANDBY BUS - CONNECTION OF AIR TRAFFIC CONTROL (ATC) NO. 1	NC
2433-000042	STANDBY POWER - 30-MINUTE CAPABILITY - SINGLE 48 AMP HOUR BATTERY	$43.900
2433-000093	STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME	NC
2513-000433	CUPHOLDER - INSTALLATION - FIRST OFFICER’S SIDEWALL WITHOUT PRINTER OR AUDIO SELECTOR PANEL	NC
2520B637K80	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING - GOL	NC
2520B637N28	INTERIOR SELECTABLE COLOR AND MATERIAL COLLECTOR - FOR BOEING MANUFACTURING PURPOSES ONLY	NC
25238637L08	PASSENGER SERVICE UNITS - 178 PAX	$180.900
2524B637K92	FORWARD RIGHT HAND FULL HEIGHT WINDSCREEN/STOWAGE UNIT SELECTABLES	$500
2524B637L09	FORWARD LEFT HAND FULL HEIGHT WINDSCREEN WITH STOWAGE UNIT	$25.500
25258637L10	ECONOMY CLASS SEATS - 737-800 - 178 PAX	NC
2527C006A05	FLOOR COVERING - CARPET, SERGED EDGES	NC
2528B637K98	OVERHEAD STOWAGE BINS	$1.200
2528B637L11	LITERATURE POCKETS	$3.700
2530B637L04	GALLEY PART NUMBERS - BFE	NC
2530B637L05	GALLEY INSERT PART NUMBERS - G1 AND G4B GALLEY - BFE	NC
2540B637L00	LA LAVATORY SELECTABLES	$1.800
2540B637L01	LD LAVATORY SELECTABLES	NC
2540B637L02	LE LAVATORY SELECTABLES	NC
2560-000178	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SCOTT AVIATION - P/N 802300-14 - BFE/SPE	$600
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN’S SEAT BACK	NC
2560B329B14	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - AIR CRUISERS - P/N 63600-501 - BFE/SPE	NC
2562B637L15	OVERWATER EMERGENCY EQUIPMENT - GOT - 178 pax	NC
2564B637L18	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT	$16.300
2622-000047	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES	NC
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	NC
2844-000004	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN KILOGRAMS	NC
2911-000041	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - ABEX (10-62167)	NC
2911-000043	AC MOTOR-DRIVEN HYDRAULIC PUMPS - ABEX (10-60556)	NC
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	NC
3131-000143	ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE	NC
3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE	NC
3131A218A64	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - SFIM - P/N ED47B 109 -BFE/SPE	NC

BOEING PROPRIETARY	Page 2

BOEING PROPRIETARY	22/7/2005-17:21

CR	Exhibit A Supplemental Agreement No. SA-5 Purchase Agreement No. 2910	2004 $ Price Per A/C
3132C174A01	AIRBORNE DATA LOADER/RECORDER - ARINC 615 - HONEYWELL - 964-0401-017 - BFE/SPE	NC
3162-000006	CDS DISPLAY - EFIS/MAP DISPLAY FORMAT - SIDE BY SIDE ENGINE PRESENTATION	NC
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	NC
3162-000028	RADIO ALTITUDE - BELOW ADI	NC
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	NC
3162-000032	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 1000 FEET - ADI	NC
3162-000042	TCAS RESOLUTION ADVISORY - ADI	NC
3162-000044	TCAS RESOLUTION ADVISORY - VSI	NC
3162-000046	SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI	NC
3162-000047	LOCALIZER BACKCOURSE POLARITY - REVERSAL - ADI	NC
3162-000050	ILS FAILURE FLAGS - DISPLAYED FOR NCD	NC
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	NC
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	NC
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	NC
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	NC
3162-000081	ADF POINTER(S) - NAVIGATION DISPLAY	NC
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	NC
3162-000085	FMC AND ADIRU POSITION DIFFERENCE - DIFFERENCE EXCEEDANCE DISPLAYED	NC
3162-000288	APPROACH MINIMUMS - RADIO AND BARO BASED	NC
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	NC
3245-000048	BRAKES - STEEL - HIGH CAPACITY - ALLIEDSIGNAL	NC
3245-000093	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 28 PR, 225 MPH TIRES	NC
3245-000097	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 12 PR, 225 MPH RADIAL TIRES	NC
3321-000001	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL	NC
3324-000017	NO SMOKING SIGN - PERMANENT ILLUMINATION	NC
3342-000035	NOSE GEAR TAXI LIGHT - 250-WATT	NC
3350A704A19	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - PHOTOLUMINESCENT	$19.000
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	NC
3414-000035	STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK	NC
3423-000023	STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE	NC
3430-000112	ILS/GPS MULTI-MODE RECEIVER(MMR) - ALLIEDSIGNAL - P/N 066-50029-1101 - BEE/SPE	NC
3431A065B03	VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE	NC
3433A732A13	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 – BFE/SPE	NC
3443A065B13	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND MULTISCAN CAPABILITY - ROCKWELL COLLINS TRANSCEIVER P/N 822-1710-001 - BFE/SPE	NC
3443B691E64	SINGLE WXR-2100 MULTISCAN WEATHER RADAR SYSTEM CONTROL PANEL -ROCKWELL COLLINS P/N 622-5129-802 - BFE	$12.300
3445B866A10	TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	NC
3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS	NC
3446-000085	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 2500, 1000, 500, 400, 300, 200, 100, 50, 40, 30, 20, 10, APPROACHING MINIMUMS, MINIMUMS	NC
3451-000023	VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE	NC
3453B866A17	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127-1602 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	NC

BOEING PROPRIETARY	Page 3

BOEING PROPRIETARY	22/7/2005-17:21

CR	Exhibit A Supplemental Agreement No. SA-5 Purchase Agreement No. 2910	2004 $ Price Per A/C
3455-000020	DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066-50013-0101 - BFE/SPE		NC
3457A065A61	AUTOMATIC DIRECTION FINDER - SINGLE SYS TEM		NC
3457A065A62	AUTOMATIC DIRECTION FINDER (ADF) - SINGLE SYSTEM - ALLIEDSIGNAL DFA-75B - ADF RECEIVER P/N 066-50014-0101; ADF ANTENNA P/N 2041683-7507 - BFE/SPE		NC
3457A065A65	SINGLE ADF CONTROL PANEL - GABLES - G7402-05 - WITH TONE SWITCH - BFE/SPE		NC
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED		NC
3511-000011	NO REMOTE CREW OXYGEN FILL STATION		NC
3511B873B95	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - EROS - BFE/SPE		$6.900
3511B899B49	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - FIRST OBSERVER – EROS - BFE/SPE		NC
3511B899B50	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - SECOND OBSERVER - EROS/SCOTT AVIATION – BFE/SPE		NC
3520-000254	CHEMICAL OXYGEN GENERATORS - PASSENGER OXYGEN SYSTEM - 22 MINUTES CAPABILITY		$34.000
3811-000019	POTABLE WATER - SERVICEABLE TO 60 GALLONS		NC
3832-000032	VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES		NC
3910C028D97	AFT ELECTRONICS PANEL ARRANGEMENT - GOT		NC
5200-000036	HOLD-OPEN LOCK (DOWN-TO-RELEASE) - ENTRY AND SERVICE DOORS		NC
5231A561C54	CARGO DOOR - SOLID SKIN		NC
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY		NC
5352A298A27	RADOME- HONEYCOMB CORE - SFE		NC
7200-000224	SINGLE ANNULAR COMBUSTOR - CFM56-7 ENGINES		NC
7200A251A03	CFM56-7 ENGINES - 7B27/Bl FULL RATING		SIDE LTR
7900-000116	LUBRICATING OIL - MOBIL JET II		NC
MISC	INTERIOR ALLOWANCE	-$	875.100

OPTIONS:145,0	TOTALS:		$613.400

BOEING PROPRIETARY	Page 4

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

GOL FINANCE LLP

Supplemental Exhibit AE1 to Purchase Agreement Number 2910

BOEING PROPRIETARY

1. Formula

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa =	Airframe Price Adjustment. (For Models 717-200, 737-600, 737-700, 737-800, 737-900, 777-200LR and 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

L =	.65 x (ECI ECIb )	where ECIb is the base year index (as set forth in Table 1 of this Purchase Agreement)

M =	.35 x (CPI CPIb)	where CPIb is the base year index (as set forth in Table 1 of this Purchase Agreement)

P =	Airframe Price plus Optional Features Price (as set forth in Table 1 of this Purchase Agreement).

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics Employment Cost Index Manufacturing – Total Compensation (BLS Series ID ECU12402I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February and March; the value released for the second quarter will be used for the months of April, May and June; the value released for the third quarter will be used for the months of July, August and September; the value released for the fourth quarter will be used for the months of October, November and December.

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics Consumer Price Index (BLS Series ID CUUR0000SA0), calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of ECI and CPI.

BOEING PROPRIETARY

Note:	i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

BOEING PROPRIETARY

2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:	i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GOL FINANCE LLP

Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

BFE1

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete 2005

Galley Inserts	Complete 2005

Seats (passenger)	Complete 2005

Cabin Systems Equipment	Complete 2005

Miscellaneous Emergency Equipment	Complete 2005

Cargo Handling Systems	****N/A****

BFE1-1

BOEING PROPRIETARY

2. On-dock Dates

On or before March 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Preliminary On-Dock Dates
Item	June 2006 (Early roll-out to support flight test, r/o 11/7/05) Aircraft
Seats	4/19/06
Galleys/Furnishings	10/14/05
Miscellaneous Emergency Equipment	10/14/05

* Emergency floor lighting will be deferred until after flight test. All other cabin lighting and emergency egress lighting will be fully operational per flight test requirements. Estimated deferred on-dock date for floor lighting,	2/19/06

Electronics	8/21/05

Textiles/Raw Material	7/11/05

* All carpets and seat track covers will be deferred until after flight test is complete. Estimated on-dock	1/9/06

Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

BFE1-2

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	July 2006 Aircraft	August 2006 Aircraft
Seats	5/19/06	6/21/06
Galleys/Furnishings	5/12/06	6/14/06
Miscellaneous Emergency Equipment	5/12/06	6/14/06
Electronics	3/19/06	4/21/06
Textiles/Raw Material	2/9/06	3/13/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	September 2006 Aircraft	October 2006 Aircraft
Seats	7/21/06	8/23/06
Galleys/Furnishings	7/14/06	8/16/06
Miscellaneous Emergency Equipment	7/14/06	8/16/06
Electronics	5/21/06	6/23/06
Textiles/Raw Material	4/10/06	5/15/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	November 2006 Aircraft	March 2007 Aircraft
Seats	9/21/06	1/23/07
Galleys/Furnishings	9/14/06	1/16/07
Miscellaneous Emergency Equipment	9/14/06	1/16/07
Electronics	7/21/06	11/23/06
Textiles/Raw Material	6/12/06	9/21/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	April 2007 Aircraft	July 2007 (1) Aircraft
Seats	2/20/07	5/22/07
Galleys/Furnishings	2/13/07	5/15/07
Miscellaneous Emergency Equipment	2/13/07	5/15/07
Electronics	1/16/07	3/22/07
Textiles/Raw Material	10/30/06	2/8/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-4

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	July 2007 (2) Aircraft	August 2007 Aircraft
Seats	5/23/07	6/21/07
Galleys/Furnishings	5/16/07	6/14/07
Miscellaneous Emergency Equipment	5/16/07	6/14/07
Electronics	3/23/07	4/20/07
Textiles/Raw Material	2/1/07	3/12/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	September 2007 Aircraft	October 2007 (1) Aircraft
Seats	7/21/07	8/23/07
Galleys/Furnishings	7/14/07	8/16/07
Miscellaneous Emergency Equipment	7/14/07	8/17/07
Electronics	5/21/07	6/22/07
Textiles/Raw Material	4/9/07	5/10/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-5

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	October 2007 (2) Aircraft	October 2007 (3) Aircraft
Seats	8/24/07	8/27/07
Galleys/Furnishings	8/17/07	8/20/07
Miscellaneous Emergency Equipment	8/17/07	8/20/07
Electronics	6/25/07	6/27/07
Textiles/Raw Material	5/11/07	5/14/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	November 2007 (1) Aircraft	November 2007 (2) Aircraft
Seats	9/21/07	9/24/07
Galleys/Furnishings	9/14/07	9/17/07
Miscellaneous Emergency Equipment	9/14/07	9/17/07
Electronics	7/21/07	7/24/07
Textiles/Raw Material	6/8/07	6/11/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-6

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	December 2007 (1) Aircraft	December 2007 (2) Aircraft
Seats	10/23/07	10/24/07
Galleys/Furnishings	10/16/07	10/17/07
Miscellaneous Emergency Equipment	10/16/07	10/17/07
Electronics	8/23/07	8/24/07
Textiles/Raw Material	7/11/07	7/12/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	January 2008 (1) Aircraft	January 2008 (2) Aircraft
Seats	11/21/07	11/22/07
Galleys/Furnishings	11/14/07	11/15/07
Miscellaneous Emergency Equipment	11/14/07	11/15/07
Electronics	11/14/07	11/15/07
Textiles/Raw Material	8/9/07	8/10/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-7

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	April 2008 (1) Aircraft	April 2008 (2) Aircraft
Seats	2/22/08	2/25/08
Galleys/Furnishings	2/15/08	2/18/08
Miscellaneous Emergency Equipment	2/15/08	2/18/08
Electronics	12/21/07	1/2/08
Textiles/Raw Material	10/30/07	11/3/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	July 2008 Aircraft	August 2008 (1) Aircraft
Seats	5/22/08	6/23/08
Galleys/Furnishings	5/15/08	6/16/08
Miscellaneous Emergency Equipment	5/15/08	6/16/08
Electronics	3/21/08	4/23/08
Textiles/Raw Material	2/8/08	3/13/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-8

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	August 2008 (2) Aircraft	Aircraft
Seats	6/24/08
Galleys/Furnishings	6/17/08
Miscellaneous Emergency Equipment	6/17/08
Electronics	6/17/08
Textiles/Raw Material	3/14/08
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

Item	Preliminary On-Dock Dates
	September 2008 Aircraft	November 2008 Aircraft
Seats	8/21/08	9/22/08
Galleys/Furnishings	8/14/08	9/15/08
Miscellaneous Emergency Equipment	8/14/08	9/15/08
Electronics	6/20/08	7/22/08
Textiles/Raw Material	4/9/08	6/10/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-9

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	February 2009 (1) Aircraft	February 2009 (2) Aircraft
Seats	12/12/08	12/15/08
Galleys/Furnishings	12/5/08	12/8/08
Miscellaneous Emergency Equipment	12/5/08	12/15/08
Electronics	10/13/08	10/15/08
Textiles/Raw Material	8/29/08	9/2/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	March 2009 Aircraft	April 2009 Aircraft
Seats	1/23/09	3/20/09
Galleys/Furnishings	1/16/09	3/13/09
Miscellaneous Emergency Equipment	1/16/09	3/13/09
Electronics	11/21/08	1/20/09
Textiles/Raw Material	9/30/08	10/28/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-10

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	May 2009 Aircraft	July 2009 Aircraft
Seats	3/23/09	5/22/09
Galleys/Furnishings	3/16/09	5/15/09
Miscellaneous Emergency Equipment	3/16/09	5/15/09
Electronics	1/23/09	3/23/09
Textiles/Raw Material	12/2/09	2/6/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	August 2009 Aircraft	September 2009 Aircraft
Seats	6/24/09	7/24/09
Galleys/Furnishings	6/17/09	7/17/09
Miscellaneous Emergency Equipment	6/17/09	7/17/09
Electronics	6/17/09	5/22/09
Textiles/Raw Material	3/13/09	3/11/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

** - Preliminary on-dock dates for delivery positions beyond this point are not available as they are outside the current production schedule. On-dock dates will be available in My Boeing Configuration (MBC) as each aircraft implements into the Integrated BFE Accountability System (IBAS).

BFE1-11

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	October 2009 Aircraft	December 2009 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
	May 2010 Aircraft	June 2010 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-12

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	July 2010 Aircraft	August 2010 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
	September 2010 Aircraft	October 2010 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-13

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	November 2010 Aircraft	December 2010 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
	February 2011 Aircraft	April 2011 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-14

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	May 2011 Aircraft	June 2011 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
	August 2011 Aircraft	October 2011 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-15

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	November 2011 Aircraft	April 2012 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
	May 2012 Aircraft	June 2012 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-16

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	July 2012 Aircraft	August 2012 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
	September 2012 Aircraft	October 2012 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

3. Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

BFE1-17

BOEING PROPRIETARY

Attachment A to

6-1162-DME-0706R2

Record of Purchase Right Aircraft Exercised

Document Description	Effective Date		Aircraft Exercised	Remaining Un-exercised Aircraft
PA-2910	17 May	2004	0	28
SA-1	16 July	2004	2	26
SA-2	20 January	2005	0	46
SA-2	20 January	2005	4	42
SA-3	07 March	2005	5	37
SA-4	24 March	2005	4	33
SA-5	July	2005	30	41